                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

For More Information Contact:                                            For Immediate Release - July 17, 2003
J. Downey Bridgwater, President & Chief Executive
Officer
713-507-2670
Stephen Raffaele, Chief Financial Officer
713-507-7408

               STERLING BANCSHARES REPORTS SECOND QUARTER RESULTS; ANNOUNCES SALE OF STERLING CAPITAL MORTGAGE COMPANY

          --Proceeds to be Re-deployed to Grow Core Banking Business--

HOUSTON, TX, July 17, 2003 -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today announced results for the second quarter ended June 30, 2003. Additionally, the Company announced a definitive agreement to sell Sterling Capital Mortgage Company ("SCMC") to RBC Mortgage Company, a wholly owned subsidiary of Royal Bank of Canada (TSX, NYSE: RY). As a result of the sale of SCMC, which is expected to close by the end of the third quarter, operations for the mortgage company are presented as discontinued operations in all financial statements, beginning with the presentation of the second quarter results.

"The strategic intent of Sterling has always been, and will continue to be, focused on providing a high level of personal service to owner-operated businesses across our Texas markets," commented J. Downey Bridgwater, President and Chief Executive Officer. "Our fundamental strategy related to this market segment has been in place for over 28 years, and has enabled us to consistently grow the bank's assets and shareholder value. We remain committed to this strategy going forward, as the large out-of-state banks have pursued a path of operational efficiency and continue to remain focused on large corporations, consumers, and other lines of business at the expense of service to the owner-operated segment."

SALE OF STERLING CAPITAL MORTGAGE COMPANY

On July 16, 2003, the Company entered into a definitive agreement with RBC Mortgage Company to sell its 80% indirect interest in SCMC. The remaining 20% interest is owned by management and employees of SCMC. The gross proceeds to the Company are estimated to be approximately $83 million at closing. Net of tax and transaction costs, the Company expects to realize net cash proceeds of approximately $49 million. The sale consists of all of the stock of SCMC. In addition, the mortgage servicing portfolio will be sold to a third party in a separate transaction prior to closing. The proceeds from the sale of SCMC will strengthen Sterling's capital position and provide the Company with the resources to further expand its market position in Texas through strategic acquisitions.

The Company invested a total of approximately $6 million in the years 1996 and 1998 to establish its ownership position in SCMC. This investment has provided a compounded annual rate of return on investment of over 56%. The Company has utilized the income from the mortgage company to support its growth and enhance the core bank's infrastructure. Upon completion of the sale, the Company will have capital available from three additional sources to support the internal and external growth of Sterling's core business. The Company will recognize an after-tax gain of approximately $23 million. The reported carrying value of Sterling's 80% interest is $25 million. Additionally, the capital previously required to support the SCMC warehouse line of credit provided by Sterling to SCMC will be reallocated as it becomes available.

"Although the mortgage company has provided us with a great return on investment, it was never a fundamental component of our business strategy", Bridgwater continued. "This strategic divestiture simplifies Sterling's business model and refocuses the Company's efforts on its core competency - providing high-quality commercial banking services to owner-operated businesses. We believe that the sale of the mortgage business at this time is in the best interest of the Company and its shareholders. Net proceeds from the sale of the mortgage company and the associated capital will be available as required to make strategic acquisitions within our markets of Houston, Dallas, and San Antonio and to support our ongoing internal growth generated by taking market share from the large out-of-state banks and opening new offices."

The Company's Board of Directors has also approved a 5% share repurchase program as an additional capital management alternative.

SECOND QUARTER RESULTS

On a consolidated basis, net income for the quarter was $4.6 million or $0.10 per diluted share, down 52.4% from the $0.21 per diluted share earned in the second quarter of 2002. During the quarter, SCMC recorded an after-tax charge of $5.4 million to reflect the impairment of mortgage servicing rights. This non-cash charge negatively impacted reported earnings by approximately $0.10 per share. Return on average assets was 0.54% and return on average common equity was 7.06%

Net income from continuing operations for the second quarter of 2003 was $6.2 million or $0.14 per diluted share, down 22.2% from the $0.18 per diluted share earned during the same period of 2002. The decrease was due to a higher loan loss provision, which was $6.1 million for the second quarter of 2003, up from $3.1 million in 2002. The increase was due to a moderate deterioration of the loan portfolio quality and the addition of certain loans to the Bank's monitored loan list. The allowance for loan losses at June 30, 2003 was $31.6 million and represented 1.19% of total loans. The allowance for loan losses at June 30, 2002 was $24.2 million, representing 1.12% of total loans. Return on average assets from continuing operations was 0.74% and return on average common equity was 9.47%. Net income from continuing operations includes income relating to loans held for sale generated by SCMC. Upon closing of the sale of SCMC, this warehouse facility is expected to run off and not be replaced.

Net interest income was $37.3 million in the second quarter of 2003, up 6.3% from the same period in 2002. The net interest margin for the quarter was 4.92% compared to 5.75% for the quarter ended June 30, 2002. Net interest income (tax equivalent) was

$37.6 million, up 6.1% from the same quarter in 2002. The net interest margin (tax equivalent) was 4.96%. As with most asset-sensitive banks, Sterling's net interest margin has been under pressure for the last several quarters, yet still remains well above its peers.

Noninterest income was $7.1 million in the second quarter of 2003, up 2.2% from the second quarter of last year. Noninterest expense for the second quarter of 2003 was $29.0 million, up 6.5% from $27.2 million in the second quarter of 2002.

The annualized growth in loans held for investment was 11.9% during the second quarter as demand remained solid and the Company's pipeline of prospective new loans remains very strong. Average deposit growth for the second quarter increased over 11.6% on an annualized basis. Assuming continued current market conditions, the Company expects historical growth rate trends in loans and deposits to be maintained.

Nonperforming assets were $24.9 million at June 30, 2003 or 0.94% of total loans and foreclosed assets. Nonperforming assets at June 30, 2002 were $17.4 million or 0.80% of total loans and foreclosed assets. Net charge-offs during the quarter were $3.0 million or 0.45% of average total loans, compared to $2.7 million or 0.53% of average total loans in the second quarter of last year.

At June 30, 2003, Sterling had total assets of $3.4 billion and total deposits of $2.6 billion. Shareholders' equity of $261.5 million represented 7.6% of total assets. Book value per share was $5.92.

In conjunction with Sterling's second quarter earnings release, J. Downey Bridgwater, President and Chief Executive Officer and Stephen C. Raffaele, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, July 17, 2003 at 10:00AM EDT. To participate, please visit Sterling's web site at www.banksterling.com. An investor presentation will also be available on our web site.

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on an FTE basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 35 community-banking offices in the greater metro areas of Dallas, Houston and San Antonio. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 5

EARNINGS & DIVIDENDS                                        THREE MONTHS ENDED                 %
Period Ended June 30                                      2003              2002             CHANGE
--------------------                                  ------------      ------------      ------------

Income from continuing operations                     $      6,226      $      7,957             (21.8)%
Income (loss) from discontinued operations            $     (1,585)     $      1,426            (211.2)
Net income                                            $      4,641      $      9,383             (50.5)

Earnings per share from continuing operations
      Basic                                           $       0.14      $       0.18             (22.2)
      Diluted                                         $       0.14      $       0.18             (22.2)

Earnings (loss) per share from discontinued
  operations
      Basic                                           $      (0.03)     $       0.03             (200.0)
      Diluted                                         $      (0.04)     $       0.03             (233.3)

Earnings per share
      Basic                                           $       0.11      $       0.21             (47.6)
      Diluted                                         $       0.10      $       0.21             (52.4)

Average shares outstanding
      Basic                                                 44,101            43,849               0.6
      Diluted                                               44,744            44,797              (0.1)

Dividends paid per common share                       $      0.045      $      0.040              12.5
End of period common shares outstanding                     44,159            43,885               0.6
End of period book value per share                    $       5.92      $       5.31              11.5

SELECTED RATIOS
Annualized return on average assets                           0.54%             1.33%              (79)bps
Annualized return on average equity                           7.06%            16.29%             (923)
Efficiency ratio (1)                                         64.45%            63.78%               67
Tier 1 capital ratio                                         10.35%             9.10%              125
Total capital ratio                                          13.34%            10.05%              329
Tier 1 leverage ratio                                         8.39%             8.40%               (1)

SELECTED RATIOS - CONTINUING OPERATIONS
Net interest margin (tax equivalent) (1)                      4.96%             5.82%              (86)
Annualized return on average asset
      from continuing operations                              0.74%             1.16%              (42)
Annualized return on average equity
      from continuing operations                              9.47%            13.82%             (435)

CONDENSED BALANCE SHEET
Average Balances
Loans held for sale                                   $    617,822      $    311,533              98.3%
Loans held for investment                                2,001,055         1,695,651              18.0
                                                      ------------      ------------
Total loans                                              2,618,877         2,007,184              30.5
Securities                                                 295,811           306,246              (3.4)
Trading assets                                             107,383           100,396               7.0
Other earning assets                                        15,249            29,497             (48.3)
Allowance for loan losses                                  (29,240)          (24,267)             20.5
Goodwill, net                                               51,082            50,033               2.1
Other assets                                               320,660           271,528              18.1
Assets related to discontinued operations                   60,793            80,503             (24.5)
                                                      ------------      ------------
Total assets                                          $  3,440,615      $  2,821,120              22.0
                                                      ============      ============

Noninterest bearing deposits                          $    944,883      $    781,539              20.9
Interest bearing deposits                                1,552,258         1,353,304              14.7
                                                      ------------      ------------
Total deposits                                           2,497,141         2,134,843              17.0
Other borrowings                                           515,627           210,922             144.5
Notes Payable                                               19,792            20,879              (5.2)
Other liabilities                                           12,672            13,092              (3.2)
Liabilities related to discontinued operations              51,635           152,886             (66.2)
                                                      ------------      ------------
Total liabilities                                        3,096,867         2,532,622              22.3
Trust preferred securities                                  80,000            57,500              39.1
Realized shareholders' equity                              260,296           227,102              14.6
Accumulated other comprehensive income                       3,452             3,896             (11.4)
                                                      ------------      ------------
Total liabilities and shareholders' equity            $  3,440,615      $  2,821,120              22.0
                                                      ============      ============

EARNINGS & DIVIDENDS                                         SIX MONTHS ENDED                  %
Period Ended June 30                                      2003              2002             CHANGE
--------------------                                  ------------      ------------      ------------

Income from continuing operations                     $     13,740      $     15,453             (11.1)%
Income (loss) from discontinued operations            $      2,138      $      2,228              (4.0)
Net income                                            $     15,878      $     17,681             (10.2)

Earnings per share from continuing operations
      Basic                                           $       0.31      $       0.35             (11.4)
      Diluted                                         $       0.31      $       0.35             (11.4)

Earnings (loss) per share from discontinued
  operations
      Basic                                           $       0.05      $       0.05                --
      Diluted                                         $       0.05      $       0.05                --

Earnings per share
      Basic                                           $       0.36      $       0.40             (10.0)
      Diluted                                         $       0.36      $       0.40             (10.0)

Average shares outstanding
      Basic                                                 44,044            43,814               0.5
      Diluted                                               44,720            44,731              (0.0)

Dividends paid per common share                       $      0.090      $      0.080              12.5
End of period common shares outstanding
End of period book value per share

SELECTED RATIOS
Annualized return on average assets                           0.94%             1.29%              (35)
Annualized return on average equity                          12.33%            15.69%             (336)
Efficiency ratio (1)                                         64.20%            64.09%               11
Tier 1 capital ratio
Total capital ratio
Tier 1 leverage ratio

SELECTED RATIOS - CONTINUING OPERATIONS
Net interest margin (tax equivalent) (1)                      5.08%             5.80%              (72)
Annualized return on average asset
      from continuing operations                              0.83%             1.16%              (33)
Annualized return on average equity
      from continuing operations                             10.67%            13.72%             (305)

CONDENSED BALANCE SHEET
Average Balances
Loans held for sale                                   $    567,100      $    269,961             110.1
Loans held for investment                                1,972,409         1,669,929              18.1
                                                      ------------      ------------
Total loans                                              2,539,509         1,939,890              30.9
Securities                                                 307,466           312,841              (1.7)
Trading assets                                             114,244           101,821              12.2
Other earning assets                                        16,339            37,883             (56.9)
Allowance for loan losses                                  (28,756)          (24,014)             19.7
Goodwill, net                                               53,125            50,033               6.2
Other assets                                               323,281           269,802              19.8
Assets related to discontinued operations                   73,431            78,564              (6.5)
                                                      ------------      ------------
Total assets                                          $  3,398,639      $  2,766,820              22.8
                                                      ============      ============

Noninterest bearing deposits                          $    918,685      $    759,037              21.0
Interest bearing deposits                                1,543,495         1,350,674              14.3
                                                      ------------      ------------
Total deposits                                           2,462,180         2,109,711              16.7
Other borrowings                                           458,224           186,275             146.0
Notes Payable                                               20,252            20,879              (3.0)
Other liabilities                                           13,375            14,385              (7.0)
Liabilities related to discontinued operations             104,840           150,864             (30.5)
                                                      ------------      ------------
Total liabilities                                        3,058,871         2,482,114              23.2
Trust preferred securities                                  80,000            57,500              39.1
Realized shareholders' equity                              256,083           223,156              14.8
Accumulated other comprehensive income                       3,685             4,050              (9.0)
                                                      ------------      ------------
Total liabilities and shareholders' equity            $  3,398,639      $  2,766,820              22.8
                                                      ============      ============

(1) The net interest margin and the efficiency ratio use net interest income on a tax equivalent basis. In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment is made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 6

                                                             AS OF JUNE 30,               %
                                                          2003             2002         CHANGE
                                                      ------------     ------------     ------
End of Period
Loans held for sale (1)                               $    604,337     $    434,634       39.0%
Loans held for investment                                2,042,149        1,728,027       18.2
                                                      ------------     ------------
Total loans                                              2,646,486        2,162,661       22.4
Securities                                                 279,258          309,843       (9.9)
Trading assets                                             137,784           97,367       41.5
Other earning assets                                        45,357           30,243       50.0
Allowance for loan losses                                  (31,574)         (24,217)      30.4
Goodwill, net                                               50,354           50,033        0.6
Assets related to discontinued operations                   41,409           84,858      (51.2)
Other assets                                               276,092          247,648       11.5
                                                      ------------     ------------
Total assets                                          $  3,445,166     $  2,958,436       16.5
                                                      ============     ============

Noninterest bearing deposits                          $  1,030,942     $    852,107       21.0
Interest bearing deposits                                1,562,874        1,339,688       16.7
                                                      ------------     ------------
Total deposits                                           2,593,816        2,191,795       18.3
Other borrowings                                           452,054          286,969       57.5
Notes payable                                               18,694           20,879      (10.5)
Other liabilities                                            5,561           12,227      (54.5)
Liabilities related to discontinued operations              33,527          155,294      (78.4)
                                                      ------------     ------------
Total liabilities                                        3,103,652        2,667,164       16.4
Trust preferred securities                                  80,000           57,500       39.1
Realized shareholders' equity                              258,366          229,165       12.7
Accumulated other comprehensive income                       3,148            4,607      (31.7)
                                                      ------------     ------------
Total liabilities and shareholders' equity            $  3,445,166     $  2,958,436       16.5
                                                      ============     ============

(1) Included in loans held for sale are loans of $594.4 million generated by SCMC. Upon closing of the sale of SCMC, these loans are not expected to be replaced. The proceeds will be invested in other earning assets or will be used to reduce other borrowings.

STERLING BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 7

                                                  2ND QTR         1ST QTR         4TH QTR         3RD QTR         2ND QTR
                                                    2003            2003            2002            2002            2002
                                                 ----------      ----------      ----------      ----------      ----------
CREDIT DATA - CONTINUING OPERATIONS
Allowance for loans - beginning                      28,429          27,248          26,128          24,217          23,798
Allowance from acquisitions                              --              --              --             656              --
Allowance sold with divestiture                          --            (353)             --              --              --
Provision for loan losses                             6,098           4,450           2,550           3,439           3,088
Net charge-offs                                      (2,953)         (2,916)         (1,430)         (2,184)         (2,669)
                                                 ----------      ----------      ----------      ----------      ----------
Allowance for loan losses - ending                   31,574          28,429          27,248          26,128          24,217
                                                 ==========      ==========      ==========      ==========      ==========

Nonaccrual loans - loans held for investment         17,946          17,776          16,819          15,120          14,936
Nonaccrual loans - SCMC AFS loans                     2,143           2,793           2,835              --              --
Other real estate - loans held for investment         2,461           3,565           2,604           4,099           2,368
Other real estate - SCMC AFS loans                    2,275           1,612             755             322              --
Other repossessed assets                                 89              97              66              44              88
                                                 ----------      ----------      ----------      ----------      ----------
Total nonperforming assets                           24,914          25,843          23,079          19,585          17,392
                                                 ==========      ==========      ==========      ==========      ==========

Accruing loans past due 90 days or more
  Loans held for investment                             110             180             179             384             432
  SCMC AFS loans                                         --             154             805           2,525             630

RATIOS - TOTAL LOANS
Nonperfoming assets to loans, ORE and ORA              0.94%           1.05%           0.88%           0.75%           0.80%
Nonperforming loans to total loans                     0.76%           0.84%           0.75%           0.58%           0.69%
Allowance to total loans                               1.19%           1.16%           1.04%           1.01%           1.12%
Allowance to nonperforming assets                    126.73%         110.01%         118.06%         133.41%         139.24%
Net charge-offs to average loans (annualized)          0.45%           0.48%           0.23%           0.38%           0.53%
Provision for loan losses to average loans
  (annualized)                                         0.93%           0.73%           0.40%           0.60%           0.62%

RATIOS - EXCLUDING SCMC AFS LOANS
Nonperfoming assets to loans, ORE and ORA              1.02%           1.10%           1.04%           1.05%           1.02%
Nonperforming loans to total loans                     0.89%           0.91%           0.90%           0.83%           0.88%
Allowance to total loans                               1.57%           1.46%           1.45%           1.43%           1.43%
Allowance to nonperforming assets                    154.05%         132.61%         139.81%         135.64%         139.24%
Net charge-offs to average loans (annualized)          0.59%           0.61%           0.30%           0.48%           0.63%
Provision for loan losses to average loans
  (annualized)                                         1.22%           0.93%           0.54%           0.75%           0.73%

SELECTED AVERAGE BALANCES
Loans held for sale                                 617,822         515,814         648,592         439,636         311,533
Loans held for investment                         2,001,055       1,943,443       1,871,895       1,818,511       1,695,651
Total loans                                       2,618,877       2,459,257       2,520,487       2,258,147       2,007,184
Securities                                          295,811         319,250         306,168         302,758         306,246
Trading assets                                      107,383         121,181         147,788         105,418         100,396
Other earning assets                                 15,249          17,442          15,688          18,037          29,497
Goodwill                                             51,082          55,190          55,547          51,112          50,033
Earning assets                                    3,037,320       2,917,130       2,990,131       2,684,360       2,443,323
Total assets                                      3,440,615       3,356,197       3,449,969       3,096,728       2,821,120
Noninterest bearing deposits                        944,883         892,196         925,381         837,256         781,539
Interest bearing deposits                         1,552,258       1,534,634       1,561,004       1,394,940       1,353,304
Total deposits                                    2,497,141       2,426,830       2,486,385       2,232,196       2,134,843
Other borrowings                                    515,627         400,184         405,957         358,135         210,922
Notes payable                                        19,792          20,717          21,470          20,716          20,879
Trust preferred securities                           80,000          80,000          99,063          65,938          57,500
Shareholders' equity                                263,748         255,744         248,754         242,964         230,998

FUNDINGS AT MORTGAGE COMPANY
Original production                                 975,679         690,620         796,158         756,252         705,706
Refinanced                                        1,011,998         777,062         888,824         481,673         146,252
                                                 ----------      ----------      ----------      ----------      ----------
Total                                             1,987,677       1,467,682       1,684,982       1,237,925         851,958
                                                 ==========      ==========      ==========      ==========      ==========

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 8

                                                                       PERIOD END AS OF                  INCREASE/(DECREASE)
                                                                 -----------------------------     -----------------------------
                                                                  6/30/2003        6/30/2002          AMOUNT             %
                                                                 ------------     ------------     ------------     ------------
ASSETS
Cash and cash equivalents                                        $    156,663     $    116,724     $     39,939             34.2
Interest-bearing deposits in financial institutions                     1,239            1,955             (716)           (36.6)
Securities purchased with an agreement to resell                           --            2,799           (2,799)          (100.0)
Trading assets                                                        137,784           97,367           40,417             41.5
Available-for-sale securities, at fair value                          225,785          241,742          (15,957)            (6.6)
Held-to-maturity securities, at amortized cost                         53,473           68,101          (14,628)           (21.5)
Loans held for sale                                                   604,337          434,634          169,703             39.0
Loans held for investment:
    Commercial and industrial                                         635,240          539,404           95,836             17.8
    Real estate:
      Commercial                                                      690,867          574,928          115,939             20.2
      Residential mortgage                                            200,145          153,230           46,915             30.6
      Construction and development                                    385,295          316,131           69,164             21.9
    Consumer/other                                                    130,602          144,356          (13,754)            (9.5)
    Unearned premium (discount)                                            --              (22)              22           (100.0)
                                                                 ------------     ------------     ------------
      Loans held for investment                                     2,042,149        1,728,027          314,122             18.2
      Allowance for credit losses                                     (31,574)         (24,217)          (7,357)            30.4
                                                                 ------------     ------------     ------------
    Loans held for investment, net                                  2,010,575        1,703,810          306,765             18.0
Accrued interest receivable                                            12,125           12,581             (456)            (3.6)
Real estate acquired by foreclosure                                     4,736            2,368            2,368            100.0
Premises and equipment, net                                            46,688           49,313           (2,625)            (5.3)
Goodwill, net                                                          50,354           50,033              321              0.6
Core deposit intangible                                                 1,868            1,845               23               --
Other assets                                                           98,130           90,306            7,824              8.7
Assets related to discontinued operations                              41,409           84,858          (43,449)           (51.2)
                                                                 ------------     ------------     ------------
TOTAL ASSETS                                                     $  3,445,166     $  2,958,436     $    486,730             16.5
                                                                 ============     ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
    Noninterest-bearing                                          $  1,030,942     $    852,107     $    178,835             21.0
    Interest-bearing                                                  869,760          826,709           43,051              5.2
Certificates of deposit and other time deposits:
    Jumbo                                                             470,393          289,587          180,806             62.4
    Nonjumbo                                                          222,721          223,392             (671)            (0.3)
                                                                 ------------     ------------     ------------
    Total deposits                                                  2,593,816        2,191,795          402,021             18.3
Other borrowed funds                                                  452,054          286,969          165,085             57.5
Note payable                                                           18,694           20,879           (2,185)           (10.5)
Accrued interest payable and other liabilities                          5,561           12,227           (6,666)           (54.5)
Liabilities related to discontinued operations                         33,527          155,294         (121,767)           (78.4)
                                                                 ------------     ------------     ------------
    Total liabilities                                               3,103,652        2,667,164          436,488             16.4

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
    TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                     80,000           57,500           22,500             39.1

Shareholders' equity:
    Convertible preferred stock, $1 par value, 1 million
      shares authorized                                                    20               59              (39)           (66.1)
    Common stock, $1 par value, 100 million shares authorized          44,159           43,885              274              0.6
    Capital surplus                                                    45,611           43,906            1,705              3.9
    Retained earnings                                                 168,576          141,315           27,261             19.3
    Accumulated other comprehensive income--net unrealized
      gain on available-for-sale securities, net of tax                 3,148            4,607           (1,459)           (31.7)
                                                                 ------------     ------------     ------------
      Total shareholders' equity                                      261,514          233,772           27,742             11.9
                                                                 ------------     ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $  3,445,166     $  2,958,436     $    486,730             16.5
                                                                 ============     ============     ============

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
PAGE 9

                                                      QUARTER ENDED JUNE 30,    INCREASE/(DECREASE)
                                                        2003         2002       AMOUNT         %
                                                      --------     --------    --------     --------
Interest income:
   Loans, including fees                              $ 41,053     $ 36,515    $  4,538         12.4%
   Securities:
     Taxable                                             2,201        3,767      (1,566)       (41.6)
     Tax-exempt                                            595          739        (144)       (19.5)
   Federal funds sold and securities purchased
     under agreements to resell                             39          124         (85)       (68.5)
   Trading assets                                          871          917         (46)        (5.0)
   Deposits in financial institutions                       17           30         (13)       (43.3)
                                                      --------     --------    --------
      Total interest income                             44,776       42,092       2,684          6.4

Interest expense:
   Demand and savings deposits                           1,264        2,176        (912)       (41.9)
   Certificates and other time deposits                  3,807        3,677         130          3.5
   Other borrowed funds                                  2,294          995       1,299        130.6
   Note payable                                            155          197         (42)       (21.3)
                                                      --------     --------    --------
      Total interest expense                             7,520        7,045         475          6.7
                                                      --------     --------    --------
      NET INTEREST INCOME                               37,256       35,047       2,209          6.3

         Provision for credit losses                     6,098        3,088       3,010         97.5
                                                      --------     --------    --------
      NET INTEREST INCOME AFTER
         PROVISION FOR CREDIT LOSSES                    31,158       31,959        (801)        (2.5)

Noninterest income:
   Customer service fees                                 3,908        3,749         159          4.2
   Other                                                 3,179        3,187          (8)        (0.3)
                                                      --------     --------    --------
      Total noninterest income                           7,087        6,936         151          2.2

Noninterest expense:
   Salaries and employee benefits                       15,998       15,116         882          5.8
   Occupancy expense                                     3,931        3,739         192          5.1
   Net loss and carrying costs of real estate
     acquired by foreclosure                              (205)           5        (210)    (4,200.0)
   Technology                                            1,229        1,265         (36)        (2.8)
   Postage and delivery charges                            515          528         (13)        (2.5)
   Supplies                                                328          277          51         18.4
   Professional fees                                     1,286        1,237          49          4.0
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of subsidiary
      trusts                                             1,549        1,325         224         16.9
   Other                                                 4,341        3,719         622         16.7
                                                      --------     --------    --------
      Total noninterest expense                         28,972       27,211       1,761          6.5

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                             9,273       11,684      (2,411)       (20.6)
         Provision for income taxes                      3,047        3,727        (680)       (18.2)
                                                      --------     --------    --------
      INCOME FROM CONTINUING OPERATIONS                  6,226        7,957      (1,731)       (21.8)

      INCOME (LOSS) FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                            (2,588)       2,404      (4,992)       207.7
         Provision (benefit) for income taxes           (1,003)         978      (1,981)       202.6
                                                      --------     --------    --------
      INCOME (LOSS) FROM DISCONTINUED OPERATIONS        (1,585)       1,426      (3,011)       211.2
                                                      --------     --------    --------
      NET INCOME                                      $  4,641     $  9,383    $ (4,742)       (50.5)
                                                      ========     ========    ========

EARNINGS PER SHARE:
   Basic                                              $   0.11     $   0.21    $  (0.10)       (47.6)
                                                      ========     ========    ========
   Diluted                                            $   0.10     $   0.21    $  (0.11)       (52.4)
                                                      ========     ========    ========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                              $   0.14     $   0.18    $  (0.04)       (22.2)
                                                      ========     ========    ========
   Diluted                                            $   0.14     $   0.18    $  (0.04)       (22.2)
                                                      ========     ========    ========

                                                       SIX MONTHS ENDED JUNE 30,    INCREASE/(DECREASE)
                                                         2003            2002       AMOUNT         %
                                                       --------        --------    --------     --------
Interest income:
   Loans, including fees                               $ 80,533        $ 70,712    $  9,821         13.9%
   Securities:
     Taxable                                              4,925           7,650      (2,725)       (35.6)
     Tax-exempt                                           1,244           1,520        (276)       (18.2)
   Federal funds sold and securities purchased
     under agreements to resell                              86             339        (253)       (74.6)
   Trading assets                                         1,733           1,967        (234)       (11.9)
   Deposits in financial institutions                        36              59         (23)       (39.0)
                                                       --------        --------    --------
      Total interest income                              88,557          82,247       6,310          7.7

Interest expense:
   Demand and savings deposits                            2,621           4,384      (1,763)       (40.2)
   Certificates and other time deposits                   7,739           7,797         (58)        (0.7)
   Other borrowed funds                                   3,642           1,721       1,921        111.6
   Note payable                                             320             400         (80)       (20.0)
                                                       --------        --------    --------
      Total interest expense                             14,322          14,302          20          0.1
                                                       --------        --------    --------
      NET INTEREST INCOME                                74,235          67,945       6,290          9.3

         Provision for credit losses                     10,548           5,711       4,837         84.7
                                                       --------        --------    --------
      NET INTEREST INCOME AFTER
         PROVISION FOR CREDIT LOSSES                     63,687          62,234       1,453          2.3

Noninterest income:
   Customer service fees                                  7,871           7,418         453          6.1
   Other                                                  6,618           5,833         785         13.5
                                                       --------        --------    --------
      Total noninterest income                           14,489          13,251       1,238          9.3

Noninterest expense:
   Salaries and employee benefits                        32,810          29,668       3,142         10.6
   Occupancy expense                                      7,602           7,323         279          3.8
   Net loss and carrying costs of real estate
     acquired by foreclosure                               (211)             71        (282)      (397.2)
   Technology                                             2,421           2,409          12          0.5
   Postage and delivery charges                           1,081           1,059          22          2.1
   Supplies                                                 660             618          42          6.8
   Professional fees                                      1,980           1,838         142          7.7
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of subsidiary
      trusts                                              3,101           2,655         446         16.8
   Other                                                  8,317           7,280       1,037         14.2
                                                       --------        --------    --------
      Total noninterest expense                          57,761          52,921       4,840          9.1

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                             20,415          22,564      (2,149)        (9.5)
         Provision for income taxes                       6,675           7,111        (436)        (6.1)
                                                       --------        --------    --------
      INCOME FROM CONTINUING OPERATIONS                  13,740          15,453      (1,713)       (11.1)

      INCOME (LOSS) FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                              3,357           3,778        (421)        11.1
         Provision (benefit) for income taxes             1,219           1,550        (331)        21.4
                                                       --------        --------    --------
      INCOME (LOSS) FROM DISCONTINUED OPERATIONS          2,138           2,228         (90)         4.0
                                                       --------        --------    --------
      NET INCOME                                       $ 15,878        $ 17,681    $ (1,803)       (10.2)
                                                       ========        ========    ========

EARNINGS PER SHARE:
   Basic                                               $   0.36        $   0.40    $  (0.04)       (10.0)
                                                       ========        ========    ========
   Diluted                                             $   0.36        $   0.40    $  (0.04)       (10.0)
                                                       ========        ========    ========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                               $   0.31        $   0.35    $  (0.04)       (11.4)
                                                       ========        ========    ========
   Diluted                                             $   0.31        $   0.35    $  (0.04)       (11.4)
                                                       ========        ========    ========

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 10

                                                             2ND QTR       1ST QTR        4TH QTR        3RD QTR       2ND QTR
                                                              2003           2003           2002           2002          2002
                                                           ----------     ----------     ----------     ----------    ----------
Interest income:
    Loans, including fees                                  $   41,053     $   39,480     $   43,427     $   40,296    $   36,515
    Securities:
      Taxable                                                   2,201          2,724          3,004          3,303         3,767
      Tax-exempt                                                  595            649            673            697           739
    Federal funds sold and securities purchased
      under agreements to resell                                   39             47             48             76           124
    Trading assets                                                871            862          1,291          1,282           917
    Deposits in financial institutions                             17             19             20             27            30
                                                           ----------     ----------     ----------     ----------    ----------
        Total interest income                                  44,776         43,781         48,463         45,681        42,092

Interest expense:
    Demand and savings deposits                                 1,264          1,357          1,647          1,909         2,176
    Certificates and other time deposits                        3,807          3,932          4,496          3,743         3,677
    Other borrowed funds                                        2,294          1,348          1,574          1,651           995
    Note payable                                                  155            165            195            202           197
                                                           ----------     ----------     ----------     ----------    ----------
        Total interest expense                                  7,520          6,802          7,912          7,505         7,045
                                                           ----------     ----------     ----------     ----------    ----------
        NET INTEREST INCOME                                    37,256         36,979         40,551         38,176        35,047

           Provision for credit losses                          6,098          4,450          2,550          3,439         3,088
                                                           ----------     ----------     ----------     ----------    ----------
        NET INTEREST INCOME AFTER
           PROVISION FOR CREDIT LOSSES                         31,158         32,529         38,001         34,737        31,959

Noninterest income:
    Customer service fees                                       3,908          3,963          4,085          3,706         3,749
    Other                                                       3,179          3,439          3,374          3,081         3,187
                                                           ----------     ----------     ----------     ----------    ----------
        Total noninterest income                                7,087          7,402          7,459          6,787         6,936

Noninterest expense:
    Salaries and employee benefits                             15,998         16,812         16,325         15,712        15,116
    Occupancy expense                                           3,931          3,671          3,765          3,704         3,739
    Net loss and carrying costs of real estate
      acquired by foreclosure                                    (205)            (6)           181            229             5
    Technology                                                  1,229          1,192          1,296          1,296         1,265
    Postage and delivery charges                                  515            566            555            548           528
    Supplies                                                      328            332            384            340           277
    Professional fees                                           1,286            694          1,088          1,239         1,237
    Minority interest expense:
      Company-obligated mandatorily redeemable trust
        preferred securities of subsidiary trusts               1,549          1,552          1,799          1,462         1,325
    Conversion costs related to acquisitions                       --             --           (151)           973            --
    Other                                                       4,341          3,976          5,944          3,776         3,719
                                                           ----------     ----------     ----------     ----------    ----------
        Total noninterest expense                              28,972         28,789         31,186         29,279        27,211

        INCOME FROM CONTINUING OPERATIONS
           BEFORE INCOME TAXES                                  9,273         11,142         14,274         12,245        11,684
           Provision for income taxes                           3,047          3,628          4,626          4,041         3,727
                                                           ----------     ----------     ----------     ----------    ----------
        INCOME FROM CONTINUING OPERATIONS                       6,226          7,514          9,648          8,204         7,957

        INCOME (LOSS) FROM DISCONTINUED OPERATIONS
           BEFORE INCOME TAXES                                 (2,588)         5,945          1,188            580         2,404
           Provision (benefit) for income taxes                (1,003)         2,222            484            266           978
                                                           ----------     ----------     ----------     ----------    ----------
        INCOME (LOSS) FROM DISCONTINUED OPERATIONS             (1,585)         3,723            704            314         1,426
                                                           ----------     ----------     ----------     ----------    ----------
        NET INCOME                                         $    4,641     $   11,237     $   10,352     $    8,518    $    9,383
                                                           ==========     ==========     ==========     ==========    ==========

EARNINGS PER SHARE:
    Basic                                                  $     0.11     $     0.26     $     0.24     $     0.19    $     0.21
                                                           ==========     ==========     ==========     ==========    ==========
    Diluted                                                $     0.10     $     0.25     $     0.23     $     0.19    $     0.21
                                                           ==========     ==========     ==========     ==========    ==========

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
    Basic                                                  $     0.14     $     0.17     $     0.22     $     0.19    $     0.18
                                                           ==========     ==========     ==========     ==========    ==========
    Diluted                                                $     0.14     $     0.17     $     0.22     $     0.18    $     0.18
                                                           ==========     ==========     ==========     ==========    ==========

STERLING BANCSHARES, INC.
YIELD ANALYSIS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 11

                                                                                 QUARTER ENDED
                                              ------------------------------------------------------------------------------------
                                                            JUNE 30, 2003                              JUNE 30, 2002
                                              ----------------------------------------    ----------------------------------------
                                                AVERAGE                                     AVERAGE
                                                BALANCE       INTEREST        YIELD         BALANCE       INTEREST        YIELD
                                              -----------    -----------   -----------    -----------    -----------   -----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
  institutions                                $     1,291    $        17          5.28%   $     2,276    $        30          5.29%
Federal funds sold and securities purchased
  under agreements to resell                       13,958             39          1.12%        27,221            124          1.83%
Trading Assets                                    107,383            871          3.25%       100,396            917          3.66%
Investment securities (taxable)                   240,922          2,201          3.66%       238,422          3,767          6.34%
Investment securities (tax-exempt)                 54,889            595          4.35%        67,824            739          4.37%
Loans held for sale (taxable)                     617,822          8,462          5.49%       311,533          5,722          7.37%
Loans held for investment (taxable)             1,996,281         32,518          6.53%     1,691,365         30,730          7.29%
Loans held for investment (tax-exempt)              4,774             73          6.13%         4,286             63          5.90%
                                              -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Earning Assets                 3,037,320         44,776          5.91%     2,443,323         42,092          6.91%

NONINTEREST EARNING ASSETS:
Cash and due from banks                            95,030                                      88,053
Premises and equipment, net                        47,674                                      49,818
Other assets                                      229,038                                     183,690
Allowance for credit losses                       (29,240)                                    (24,267)
Assets related to discontinued operations          60,793                                      80,503
                                              -----------                                 -----------
  Total Noninterest Earning Assets                403,295                                     377,797
                                              -----------                                 -----------

  TOTAL ASSETS                                $ 3,440,615                                 $ 2,821,120
                                              ===========                                 ===========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                   $   876,513    $     1,264          0.58%    $  833,140    $     2,176          1.05%
Certificates and other time deposits              675,745          3,807          2.26%       520,164          3,677          2.84%
Other borrowings                                  515,627          2,294          1.78%       210,922            995          1.89%
Note payable                                       19,792            155          3.14%        20,879            197          3.78%
                                              -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Bearing Liabilities            2,087,677          7,520          1.44%     1,585,105          7,045          1.78%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                   944,883                                     781,539
Other liabilities                                  12,672                                      13,092
Liabilities related to discontinued
  operations                                       51,635                                     152,886
                                              -----------                                 -----------
  Total Noninterest Bearing Liabilities         1,009,190                                     947,517

Trust preferred securities                         80,000                                      57,500
Shareholders' equity                              263,748                                     230,998
                                              -----------                                 -----------

  TOTAL LIABILITIES AND SHAREHOLDERS'
    EQUITY                                    $ 3,440,615                                 $ 2,821,120
                                              ===========                                 ===========

NET INTEREST INCOME & MARGIN                                 $    37,256          4.92%                  $    35,047          5.75%
                                                             ===========   ===========                   ===========   ===========

NET INTEREST INCOME & MARGIN
  (TAX EQUIVALENT) (1)                                       $    37,592          4.96%                  $    35,445          5.82%
                                                             ===========   ===========                   ===========   ===========

(1) In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.
YIELD ANALYSIS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 12

                                                                                SIX MONTHS ENDED
                                               ------------------------------------------------------------------------------------
                                                             JUNE 30, 2003                               JUNE 30, 2002
                                               ----------------------------------------    ----------------------------------------
                                                 AVERAGE                                     AVERAGE
                                                 BALANCE       INTEREST        YIELD         BALANCE       INTEREST        YIELD
                                               -----------    -----------   -----------    -----------    -----------   -----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
   institutions                                $     1,220    $        36          5.95%   $     2,266    $        59          5.25%
Federal funds sold and securities
  purchased under agreements to resell              15,119             86          1.15%        35,617            339          1.92%
Trading Assets                                     114,244          1,733          3.06%       101,821          1,967          3.90%
Investment securities (taxable)                    250,865          4,925          3.96%       242,626          7,650          6.36%
Investment securities (tax-exempt)                  56,601          1,244          4.43%        70,215          1,520          4.37%
Loans held for sale (taxable)                      567,100         15,604          5.55%       269,961          9,798          7.32%
Loans held for investment (taxable)              1,967,773         64,782          6.64%     1,665,609         60,780          7.36%
Loans held for investment (tax-exempt)               4,636            147          6.39%         4,320            134          6.26%
                                               -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Earning Assets                  2,977,558         88,557          6.00%     2,392,435         82,247          6.93%

NONINTEREST EARNING ASSETS:
Cash and due from banks                             97,780                                      90,681
Premises and equipment, net                         48,513                                      50,012
Other assets                                       230,113                                     179,142
Allowance for credit losses                        (28,756)                                    (24,014)
Assets related to discontinued operations           73,431                                      78,564
                                               -----------                                 -----------
  Total Noninterest Earning Assets                 421,081                                     374,385
                                               -----------                                 -----------

  TOTAL ASSETS                                 $ 3,398,639                                 $ 2,766,820
                                               ===========                                 ===========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                    $   875,894    $     2,621          0.60%   $   826,200    $     4,384          1.07%
Certificates and other time deposits               667,601          7,739          2.34%       524,474          7,797          3.00%
Other borrowings                                   458,224          3,642          1.60%       186,275          1,721          1.86%
Note payable                                        20,252            320          3.19%        20,879            400          3.86%
                                               -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Bearing Liabilities             2,021,971         14,322          1.43%     1,557,828         14,302          1.85%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                    918,685                                     759,037
Other liabilities                                   13,375                                      14,385
Liabilities related to discontinued
  operations                                       104,840                                     150,864
                                               -----------                                 -----------
  Total Noninterest Bearing Liabilities          1,036,900                                     924,286

Trust preferred securities                          80,000                                      57,500
Shareholders' equity                               259,768                                     227,206
                                               -----------                                 -----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 3,398,639                                 $ 2,766,820
                                               ===========                                 ===========

NET INTEREST INCOME & MARGIN                                  $    74,235          5.03%                  $    67,945          5.73%
                                                              ===========   ===========                   ===========   ===========

NET INTEREST INCOME & MARGIN
  (TAX EQUIVALENT) (1)                                        $    74,936          5.08%                  $    68,763          5.80%
                                                              ===========   ===========                   ===========   ===========

(1) In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment has been made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

STERLING BANCSHARES, INC.
DISCONTINUED OPERATIONS BY SEGMENT (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 13

                                                         QUARTER ENDED JUNE 30, 2003           QUARTER ENDED JUNE 30, 2002
                                                     -----------------------------------    ----------------------------------
                                                     COMMERCIAL   MORTGAGE                  COMMERCIAL   MORTGAGE
                                                      BANKING      BANKING     COMBINED      BANKING      BANKING    COMBINED
                                                     ---------    ---------    ---------    ---------    ---------   ---------

Interest income                                      $     119    $      --    $     119    $     622    $      --   $     622
Interest expense                                            44           --           44          511           --         511
                                                     ---------    ---------    ---------    ---------    ---------   ---------
    NET INTEREST INCOME                                     75           --           75          111           --         111

           Provision for credit losses                      --        2,766        2,766           --           --          --
                                                     ---------    ---------    ---------    ---------    ---------   ---------
        NET INTEREST INCOME (LOSS) AFTER
           PROVISION FOR CREDIT LOSSES                      75       (2,766)      (2,691)         111           --         111

Noninterest income:
    Customer service fees                                   78           --           78          401           --         401
    Gain on sale of mortgage loans                          --       13,813       13,813           --        7,541       7,541
    Mortgage origination income                             --        9,422        9,422           --        5,613       5,613
    Other                                                 (126)       2,788        2,662          121        2,476       2,597
                                                     ---------    ---------    ---------    ---------    ---------   ---------
        Total noninterest income                           (48)      26,023       25,975          522       15,630      16,152

Noninterest expense:
    Salaries and employee benefits                          84        8,104        8,188          446        7,682       8,128
    Occupancy expense                                       29        3,215        3,244           96        1,955       2,051
    Mortgage servicing rights amortization and
      impairment                                            --       11,556       11,556           --        1,042       1,042
    Technology                                              --          286          286           10           64          74
    Postage and delivery charges                             7          424          431           28          240         268
    Supplies                                                 4          467          471           14          397         411
    Professional fees                                        3          207          210           13           87         100
    Minority interest expense:
      Sterling Capital Mortgage Company                     --         (387)        (387)          --          366         366
    Other                                                  (46)       1,919        1,873           81        1,338       1,419
                                                     ---------    ---------    ---------    ---------    ---------   ---------
        Total noninterest expense                           81       25,791       25,872          688       13,171      13,859

        INCOME (LOSS) FROM DISCONTINUED OPERATIONS
           BEFORE INCOME TAXES                             (54)      (2,534)      (2,588)         (55)       2,459       2,404
           Provision (benefit) for income taxes            (19)        (984)      (1,003)         (18)         996         978
                                                     ---------    ---------    ---------    ---------    ---------   ---------
        INCOME (LOSS) FROM DISCONTINUED OPERATIONS   $     (35)   $  (1,550)   $  (1,585)   $     (37)   $   1,463   $   1,426
                                                     =========    =========    =========    =========    =========   =========

EARNINGS (LOSS) PER SHARE FROM DISCONTINUED
  OPERATIONS:
    Basic                                            $      --    $   (0.03)   $   (0.03)   $      --    $    0.03   $    0.03
                                                     =========    =========    =========    =========    =========   =========
    Diluted                                          $      --    $   (0.03)   $   (0.04)   $      --    $    0.03   $    0.03
                                                     =========    =========    =========    =========    =========   =========

STERLING BANCSHARES, INC.
DISCONTINUED OPERATIONS BY SEGMENT (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 14

                                                       SIX MONTHS ENDED JUNE 30, 2003        SIX MONTHS ENDED JUNE 30, 2002
                                                     ----------------------------------    ----------------------------------
                                                     COMMERCIAL  MORTGAGE                  COMMERCIAL   MORTGAGE
                                                      BANKING     BANKING     COMBINED      BANKING      BANKING    COMBINED
                                                     ----------  ---------    ---------    ----------   ---------   ---------

Interest income                                      $     663   $      --    $     663    $   1,239    $      --   $   1,239
Interest expense                                           442          --          442        1,075           --       1,075
                                                     ---------   ---------    ---------    ---------    ---------   ---------
    NET INTEREST INCOME                                    221          --          221          164           --         164

           Provision for credit losses                      --       3,708        3,708           --           --          --
                                                     ---------   ---------    ---------    ---------    ---------   ---------
        NET INTEREST INCOME (LOSS) AFTER
           PROVISION FOR CREDIT LOSSES                     221      (3,708)      (3,487)         164           --         164

Noninterest income:
    Customer service fees                                  429          --          429          834           --         834
    Gain on sale of mortgage loans                          --      25,384       25,384           --       11,670      11,670
    Mortgage origination income                             --      17,595       17,595           --        9,006       9,006
    Other                                                3,349       5,175        8,524          226        4,384       4,610
                                                     ---------   ---------    ---------    ---------    ---------   ---------
        Total noninterest income                         3,778      48,154       51,932        1,060       25,060      26,120

Noninterest expense:
    Salaries and employee benefits                         523      16,141       16,664          870       11,775      12,645
    Occupancy expense                                      110       6,064        6,174          189        3,460       3,649
    Mortgage servicing rights amortization and
      impairment                                            --      15,460       15,460           --        1,842       1,842
    Technology                                               8         579          587           23          121         144
    Postage and delivery charges                            38         833          871           60          407         467
    Supplies                                                26         925          951           30          579         609
    Professional fees                                        3         432          435           26          182         208
    Minority interest expense:
      Sterling Capital Mortgage Company                     --          37           37           --          581         581
    Other                                                  227       3,682        3,909          169        2,192       2,361
                                                     ---------   ---------    ---------    ---------    ---------   ---------
        Total noninterest expense                          935      44,153       45,088        1,367       21,139      22,506

        INCOME (LOSS) FROM DISCONTINUED OPERATIONS
           BEFORE INCOME TAXES                           3,064         293        3,357         (143)       3,921       3,778
           Provision (benefit) for income taxes          1,072         147        1,219          (47)       1,597       1,550
                                                     ---------   ---------    ---------    ---------    ---------   ---------
        INCOME (LOSS) FROM DISCONTINUED OPERATIONS   $   1,992   $     146    $   2,138    $     (96)   $   2,324   $   2,228
                                                     =========   =========    =========    =========    =========   =========

EARNINGS (LOSS) PER SHARE FROM DISCONTINUED
  OPERATIONS:
    Basic                                            $    0.05   $      --    $    0.05    $      --    $    0.05   $    0.05
                                                     =========   =========    =========    =========    =========   =========
    Diluted                                          $    0.05   $      --    $    0.05    $      --    $    0.05   $    0.05
                                                     =========   =========    =========    =========    =========   =========

STERLING BANCSHARES, INC.
ASSETS AND LIABILITIES FROM DISCONTINUED OPERATIONS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 15

                                                             JUNE 30, 2003                            JUNE 30, 2002
                                                  -------------------------------------    ------------------------------------
                                                  COMMERCIAL    MORTGAGE                   COMMERCIAL    MORTGAGE
                                                   BANKING      BANKING       COMBINED      BANKING      BANKING      COMBINED
                                                  ----------   ----------    ----------    ----------   ----------   ----------

Cash and cash equivalents                         $       --   $       --    $       --    $    6,517   $       --   $    6,517
Loans held for investment                                 --           --            --        31,599           --       31,599
Allowance for credit losses                               --       (1,166)       (1,166)           --           --           --
Accrued interest receivable                               --           --            --           192           --          192
Premises and equipment, net                               --        7,042         7,042         1,873        4,203        6,076
Mortgage servicing rights                                 --       15,480        15,480            --       21,109       21,109
Goodwill                                                  --        6,202         6,202            --        5,617        5,617
Other assets                                              --       13,851        13,851            61       13,687       13,748
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Assets related to discontinued operations         $       --   $   41,409    $   41,409    $   40,242   $   44,616   $   84,858
                                                  ==========   ==========    ==========    ==========   ==========   ==========

Demand deposits:
     Noninterest-bearing                          $       --   $       --    $       --    $   25,024   $       --   $   25,024
     Interest-bearing                                     --           --            --        49,387           --       49,387
Certificates of deposit and other time deposits           --           --            --        56,330           --       56,330
                                                  ----------   ----------    ----------    ----------   ----------   ----------
     Total deposits                                       --           --            --       130,741           --      130,741
Other liabilities                                         --       28,417        28,417           266       19,474       19,740
Minority interest in Sterling Capital Mortgage
  Company                                                 --        5,110         5,110            --        4,813        4,813
                                                  ----------   ----------    ----------    ----------   ----------   ----------
Liabilities related to discontinued operations    $       --   $   33,527    $   33,527    $  131,007   $   24,287   $  155,294
                                                  ==========   ==========    ==========    ==========   ==========   ==========